TAXES ON INCOME	12 Months Ended
Dec. 31, 2011
TAXES ON INCOME [Abstract]
TAXES ON INCOME
NOTE 11:-	TAXES ON INCOME

a.	Israeli income taxes:

1.
The Law for the Encouragement of Capital Investments, 1959 ("the Investment Law"):

In 1990, the production facilities of the Company were granted the status of an "Approved Enterprise" under the Investment Law. In 1991, 1999, 2000, expansion programs were granted the status of "Approved Enterprise" (established plan). According to the provisions of the Law, the Company has elected the alternative package of benefits - and has waived Government grants in return for tax benefits.

According to the provisions of the Investment Law, the company's income is tax-exempt for a period of two years commencing with the year it first earns taxable income, and subject to corporate taxes at the reduced rate of 10% to 25%, for an additional period of five to eight years depending upon the level of foreign ownership of the company.

The period of tax benefits, detailed above, is limited to the earlier of 12 years from the commencement of production, or 14 years from the approval date. The year's limitation does not apply to the exemption period.

On April 1, 2005, an amendment to the Investment Law came into effect ("the Amendment") and has significantly changed the provisions of the Investment Law. The Amendment limits the scope of enterprises which may be approved by the Investment Center by setting criteria for the approval of a facility as a "Benefited Enterprise", such as provisions generally requiring that at least 25% of the "Privileged Enterprise's" income will be derived from export. Additionally, the Amendment enacted major changes in the manner in which tax benefits are awarded under the Investment Law so that companies no longer require Investment Center approval in order to qualify for tax benefits.

However, the Amendment provides that terms and benefits included in any letter of approval already granted will remain subject to the provisions of the Investment law as they were on the date of such approval. Therefore, investment programs that obtained approval for Approved Enterprise status prior to enactment of the Amendment will continue to be subject to the old provisions of the Investment Law.

The period of tax benefits for a new Benefited Enterprise commences in the "Year of Commencement," which is the later of: (1) the year in which taxable income is first generated by the company, or (2) the year of election.

The entitlement to the above benefits is contingent upon the fulfillment of the conditions stipulated in the Amendment and regulations published there under. In the event of failure to comply with these conditions, the benefits may be canceled and the Company may be required to refund the amount of the benefits, in whole or in part, including interest and linked to changes in the Israeli CPI. As of December 31, 2011, management believes that the Company is meeting the aforementioned conditions.

The Company elected 2009 as a year of election under the Amendment. The Amendment entitles the Company to a corporate tax exemption for a period of two years and to a reduced corporate tax rate of 10%-25% (based on the percentage of foreign ownership) for an additional period up to eight years from the first year it has taxable income.

If the Company pays a dividend out of income derived from the Approved and Privileged Enterprise during the tax exemption period, it will be subject to corporate tax in respect of the gross amount distributed, including any taxes thereon, at the rate which would have been applicable had it not enjoyed the alternative benefits, generally 10%-25%, depending on the percentage of the Company's Ordinary shares held by foreign shareholders. As of December 31, 2011, the accumulated deficit of the Company does not include tax-exempt profits earned by the Company's "Approved Enterprise" and "Benefited Enterprise".

Income from sources other than the Approved and Benefited Enterprises during the benefit period will be subject to tax at the regular corporate tax rate.

In January 2011, the Knesset passed the Law for Economic Policy for 2011 and 2012 (Amended Legislation), 2011, which prescribes, among others, for amendment of the Investment Law. The amendment became effective as of January 1, 2011. According to the amendment, the benefit tracks in the Investment Law were cancelled and a flat tax rate would apply to the Company's entire preferred income. The Company will be able to opt to apply the amendment (the waiver is non-recourse) and from then on it will be subject to the amended tax rates that are:

2011 and 2012 - 15% (in development area A - 10%),
2013 and 2014 - 12.5% (in development area A - 7%)
2015 and thereafter - 12% (in development area A - 6%)

The Company may choose not to apply the above amendment, in which case the Company will remain subject to the Investment Law as in effect prior to the 2011 amendment until the expiration of the Company's current investment programs. The Company is examining the possible effect of the amendment on the financial statements, if at all.

2.        Tax benefits under the Law for the Encouragement of Industry (Taxes), 1969:

The Company believes it meets all the criteria to be classified as an "industrial company", as defined by the Encouragement law and, as such, is entitled to certain tax benefits, mainly accelerated depreciation of machinery and equipment, as prescribed by regulations published under the Inflationary Adjustments Law, the right to claim public issuance expenses and amortization of patents and other intangible property rights as a deduction for tax purposes.

3.        Corporate tax rates:

The Israeli corporate tax rate is as follows: 2008-27%, 2009-26%, 2010-25%.

In July 2009, the "Knesset" (Israeli Parliament) passed the Economic Efficiency Law (Amended Legislation for Implementing the Economic Plan for 2009 and 2010), 2009, which prescribes, among other things, an additional gradual reduction in the Israeli corporate tax rate and real capital gains tax rate starting from 2011 to the following tax rates: 2011 - 24%, 2012 - 23%, 2013 - 22%, 2014 - 21%, 2015 - 20%, 2016 and thereafter-18%.

4.
In December 2011, Knesset passed the Law for Socioeconomic Change (Legislative Amendments) (Taxes), 2011, which prescribes, among others, to cancel, effective from 2012, the scheduled progressive reduction in the corporate tax rate and to raise the statutory corporate tax rate to 25% in 2012. In view of the increase in the corporate tax rate to 25% in 2012, the real capital gains tax rate and the real betterment tax rate will also be increased. The Amendment was enacted effective as of December 6, 2011. The adoption of the amendment had no effect on the Company's financial statements.

The According to section 145 of the Israeli Tax Ordinance the Company's tax assessments till and include the year 2006 are considered as final assessments.

b.
The main reconciling item between the statutory tax rate of the Company and the effective tax rate is the recognition of valuation allowances in respect of deferred taxes relating to accumulated net operating losses carried forward among the various subsidiaries worldwide due to the uncertainty of the realization of such deferred taxes, the effect of the "Approved Enterprise" and undeductible expenses related to option expenses.

The tax expenses in 2009, 2010 and 2011 in the amount of $ 91, $ 24 and $ 125, respectively, in the financial statements are a result of tax expenses on income of certain subsidiaries.

c.	Carryforward losses:

As of December 31, 2011, Top Image systems Ltd. has accumulated business losses and capital losses in the amount of $ 5,674 and $ 1,890, respectively. The losses can be carryforward against relevant taxable income for an indefinite period.

As of December 31, 2011, the subsidiaries had operating losses carryforwards for tax purposes in the amount of $ 10,197.

As of December 31, 2011, the U.S. subsidiary had U.S. Federal and State net operating losses carryforwards of approximately $ 3,174, which can be carried forward and offset against taxable income for 4 to 11 years. Utilization of U.S. net operating losses may be subject to substantial annual limitations due to the "change in ownership" provisions of the Internal Revenue Code of 1986 and similar state law provisions. As a result Company's management believes that annual limitations may result in the expiration of net operating losses before utilization.

As of December 31, 2011, ASG and its subsidiaries had operating losses carryforwards for tax purposes in the total amount of $ 3,725. An amount of $ 3,478 is to be carried forward indefinitely and an amount of $ 247, which can be carried forward and offset against taxable income for up to one year.

Operating losses carryforwards of Japan and UK subsidiaries in the total amount of $ 2,421 and $ 877, respectively, as of December 31, 2011, can be carried forward indefinitely.

d.	Non-Israeli subsidiaries:

Non-Israeli subsidiaries are taxed according to the tax laws in their respective domiciles of residence. The Company has not made any provisions relating to undistributed earnings of the Company's foreign subsidiaries since the Company has no current plans to distribute such earnings. If earnings are distributed to Israel in the form of dividends or otherwise, the Company may be subject to additional Israeli income taxes (subject to an adjustment for foreign tax credits) and foreign withholding taxes.

e.	Income (loss) from continuing operations before taxes on income:

	Year ended December 31,
	2009	2010	2011

Domestic	$(3,058)	$(1,055)	$1,223
Foreign	(1,285)	619	1,252

	$(4,343)	$(436)	$2,475

f.	Deferred taxes:

	December 31,
	2010	2011

Carryforward losses (1)	$4,633	$3,637
Research and development expenses	308	168
Accrued severance pay	39	29
Accrued vacation pay	45	15
Allowance for doubtful accounts	84	47

Net deferred tax assets before valuation allowance	5,109	3,896
Valuation allowance	(5,109)	(3,896)

Net deferred tax assets	$-	$-

(1)	Inclusive of the effect of enacted changes in tax rates in accordance with Israeli Law for Economic Efficiency (Amended Legislation for Implementing the Economic Plan for 2009 and 2010).

In assessing the realization of deferred tax assets, management considers whether it is more likely than not that all or some portion of the deferred tax assets will not be realized. The ultimate realization of the deferred tax assets is dependent upon the generation of future taxable income during the periods in which temporary differences are deductible and net operating losses are utilized.

Based on a consideration of these factors, the Company has established a valuation allowance of $ 5,109 and $ 3,896 at December 31, 2010 and 2011, respectively.

The Company does not have a provision for Israeli income taxes on the undistributed earnings of its international subsidiaries since the Company intends to indefinitely reinvest these earnings outside Israel.